UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

Orbsat Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40447	65-0783722
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 560-5355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	OSAT	The Nasdaq Stock Market, Inc.
Warrants	OSATW	The Nasdaq Stock Market, Inc.

Item 8.01 Other Events

On July 13, 2021 Orbsat Corp (the “Company”) announced that its Global Telesat Communications (“GTC”) unit has entered into an agreement with Alibaba.com, the B2B (Business-to-Business) e-commerce website owned and operated by Alibaba Group Holding Limited, also known as Alibaba Group (NYSE: BABA; HKEX: 9988), a Chinese multinational technology company specializing in e-commerce, retail, internet, and technology. GTC will be a Gold-level Supplier on Alibaba.com, the world’s largest Business-to-Business (B2B) e-commerce website.

Under the agreement entered into by GTC, attached hereto as Exhibits 10.29, 10.30, and 10.31, GTC significantly expands its 24/7/365 e-commerce presence with the launch of its latest global storefront. Orbsat expects to launch its new storefront during the third quarter with an extensive range of satellite IoT and connectivity products. These will include Orbsat’s specialized satellite tracking products, some of which operate using the Company’s many ground station based network processors, and can be used to track and monitor the location of cars, trucks, trailers, boats, containers, animals, and other remote assets. Orbsat’s full catalog of 500+ products and connectivity services will be available on Alibaba.com by the start of the first quarter of 2022.

The Company will pay an annual fee of $5,999 under the agreement. The agreement will continue on an year-to-year basis.

A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing disclosure is qualified by the full text of the press release.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

10.29	Alibaba.com Supplemental Services Agreement
10.30	Alibaba.com Transaction Services Agreement
10.31	Alibaba.com Terms of Use
99.1	Press Release Dated July 13, 2021

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Executive Chairman & Chief Executive Officer

Dated: July 13, 2021